Exhibit 10.1

FIFTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This FIFTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of November 10, 2014, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as the same has been and may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Additional Definitions.  The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Antero Water” means, Antero Water LLC, a Delaware limited liability company.

“Combined Aggregate Commitments” means, as of any date of determination, the sum of (a) the Aggregate Commitment, plus (b) the “Aggregate Commitment” under and as defined in the Midstream Operating Credit Agreement.

“Fifteenth Amendment Effective Date” means November 10, 2014.

“Water Assets” means the fresh water distribution systems of Borrower conveyed to Antero Water or its Subsidiaries and any assets related to fresh water distribution services or other fluid handling activities.

“Water Services” means fresh water distribution services or any business or services substantially related or incidental thereto.

1.2                               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Fifteenth Amendment Effective Date, the Aggregate Commitment is $2,800,000,000.

“Antero Midstream” means Antero Midstream Partners, LP, a Delaware limited partnership.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01, or in the Assignment and Assumption Agreement or Lender Certificate pursuant to which such Lender shall have assumed or agreed to provide its Commitment, as applicable, as such Commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04, and (d) reduced or increased from time to time pursuant to Section 2.02 or Section 2.03 of the Midstream Operating Credit Agreement; provided that any Lender’s Commitment shall not at any time exceed the lesser of (i) such Lender’s Applicable Percentage of the Maximum Facility Amount and (ii) such Lender’s Applicable Percentage of the Net Borrowing Base then in effect; and each Lender’s Applicable Percentage under this Agreement shall, at all times be equal to such Lender’s “Applicable Percentage” under and as defined in the Midstream Operating Credit Agreement.

“Midstream Operating” means Antero Midstream LLC, a Delaware limited liability company, f/k/a Antero Resources Midstream Operating, LLC.

“Midstream Operating Credit Agreement” means that certain Credit Agreement, dated as of February 28, 2014, among Midstream Operating, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto.

“MLP Party” means, (a) at any time on or after the consummation of the Midstream Qualified IPO, Antero Midstream and each of its Subsidiaries, and (b) at any time on or after the contribution of the Equity Interests of Antero Water and each of its Subsidiaries to Antero Midstream, or any of its Subsidiaries, Antero Water and each of its Subsidiaries, and collectively, the “MLP Parties”.

“Net Borrowing Base” means, at any date of determination, the sum of (a) the Borrowing Base then in effect minus, (b) the Aggregate Commitment then in effect under and as defined in the Midstream Operating Credit Agreement.

“Pledge Agreement” means that certain Third Amended and Restated Pledge and Security Agreement, to be dated as of November 10, 2014, in favor of the Administrative Agent for the benefit of the Secured Parties covering, among other things, the rights and interests of the Grantors (as defined in the Pledge Agreement) in the Equity Interests of each Restricted Subsidiary and otherwise in form and substance satisfactory to the Administrative Agent.

“Pro Rata Share” means, with respect to the determination of Borrower’s portion of any Borrowing Base Deficiency at any time, (i) the Aggregate Credit Exposure under this Agreement as of such date divided by (ii) the Combined Credit Exposure.

“Security Agreement” means that certain Fourth Amended and Restated Security Agreement, to be dated as of November 10, 2014, made by Borrower and the other grantors party thereto in favor of the Administrative Agent for the benefit of the Secured Parties covering, among other things, the rights and interests of the Grantors (as defined in the Security Agreement) in certain personal property.

“Unrestricted Subsidiary” means (a) any Subsidiary that shall be designated an Unrestricted Subsidiary by Borrower in the manner provided below and (b) any Subsidiary of an Unrestricted Subsidiary. Borrower may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries at the time of such designation or at any time thereafter (i) is a Material Domestic Subsidiary, (ii) owns or operates any Oil and Gas Interests included in the Borrowing Base Properties, any Water Assets or any Midstream Assets or (iii) guarantees, or is a primary obligor of, any indebtedness, liabilities, or other obligations under any now existing or hereafter outstanding Senior Notes (or any Permitted Refinancing thereof).  Notwithstanding anything to the contrary herein, (A) upon the consummation of (1) the Disposition of Midstream Operating in accordance with Section 7.05(l) and (2) the Midstream Qualified IPO, Antero Midstream and each of its Subsidiaries shall be an Unrestricted Subsidiary and (B) upon the contribution of all of Borrower’s Equity Interests in Antero Water and each of its Subsidiaries to Antero Midstream or any of its Subsidiaries, Antero Water and each of its Subsidiaries shall be an Unrestricted Subsidiary.

1.3                               Deleted Definition.  The definition of “Midstream Operating Credit Termination Date” shall be and hereby is deleted from the Credit Agreement.

1.4                               Combined Aggregate Commitments.  The first sentence of Section 2.03(a) of the Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

(a)                                 If (a) no Default exists as of the date of such increase or would be caused by such increase, (b) the Borrowers concurrently pay any additional fees to each increasing Lender and each new Lender required as a result of such increase, and (c) immediately after giving effect to such increase, (i) the Combined Aggregate Commitments do not exceed the Borrowing Base then in effect and (ii) the Aggregate Commitment does not exceed the Maximum Facility Amount, the Borrowers may elect to increase the Aggregate Commitment in a minimum amount of $50,000,000 and integral multiples of $10,000,000 in excess thereof by providing written notice of such increase to the Administrative Agent.

1.5                               Deemed Borrowing.  Section 2.03(b) of the Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

(b)                                 On the date the Midstream Qualified IPO is consummated, to the extent the cash proceeds of the Midstream Qualified IPO (after giving effect to underwriting discounts and the deduction of commissions and offering expenses) are insufficient to repay in full all of the then outstanding Midstream Obligations which are not assumed by Antero Water on the date of the Midstream Qualified IPO and (ii) to the extent not paid on the date the Midstream Qualified IPO is consummated, fees and expenses of counsel to the Midstream Operating Agent), each Lender shall be deemed to have made a Loan to Borrower in the amount of such Lenders Applicable Percentage of the outstanding principal balance of the Midstream Obligations after giving effect to the application of such cash proceeds of the Midstream Qualified IPO and the Borrower shall be deemed to have repaid such outstanding Midstream Obligations with the proceeds of such Loans; provided that no Lender shall be required to make any Loan that would exceed such Lender’s Commitment.

1.6                               Changes in Commitments.  Section 2.03 of the Credit Agreement shall be and hereby is amended by adding the following subsection (c) at the end of such Section:

(c)                                  Notwithstanding anything to the contrary herein, upon the termination of, or any reduction in, any portion of the Aggregate Commitment under and as defined in the Midstream Operating Credit Agreement becoming effective, the Commitment of each Lender under and as defined in this Agreement shall be increased ratably in accordance with such Lender’s Applicable Percentage under this Agreement; provided that (i) no Default has occurred and is continuing, and (ii) after giving effect to such increase, each Lender’s Commitment under this Agreement shall not exceed the lesser of (A) such Lender’s Applicable Percentage of the Maximum Facility Amount and (B) such Lender’s Applicable Percentage of the Net Borrowing Base.

1.7                               Certain Payments.  Section 2.18(b) of the Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

(b)                                       If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and other Obligations then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties; provided that, notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, in the event such funds are received by and available to the Administrative Agent as a result of the exercise of any rights and remedies with respect to any collateral under the Security Documents or as a result of any distribution made pursuant to a bankruptcy proceeding of any Credit Party or any plan of reorganization confirmed in any such proceeding, such funds shall be applied (A) first and ratably to any fees and reimbursements due (1) Administrative Agent hereunder or under any other Loan Document and (2) the Midstream Operating Agent under any Midstream Operating Loan Document, (B) then ratably to the payment of (1) the Obligations (other than Cash Management Obligations), and (2) the Midstream Operating Obligations (other than Cash Management Obligations under and as defined in the Midstream Operating Credit Agreement), including with respect to the immediately foregoing clauses (1) through (2), unreimbursed LC Disbursements (in the manner set forth above) and the Lender Hedging Obligations and the “Lender Hedging Obligations” under and as defined in the Midstream Operating Credit Agreement, in each case, until such Obligations and the Midstream Operating Obligations are paid in full, and (C) then ratably to the payment of Cash Management Obligations, and the “Cash Management Obligations” under and as defined in the Midstream Operating Credit Agreement.  Notwithstanding the foregoing, amounts received from any Credit Party that is not an Eligible Contract Participant shall not be applied to any Excluded Swap Obligations owing to a Lender Counterparty (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this clause, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to the foregoing clause (B) from amounts received from Eligible Contract Participants to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in the foregoing clause (B) above by Lender Counterparties that are the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to the foregoing clause (B) above).  The Administrative Agent shall have no responsibility to determine the existence or amount of Lender Hedging Obligations or Cash Management Obligations and may reserve from the application of amounts under this Section amounts distributable in respect of Lender Hedging Obligations or Cash Management Obligations until it has received evidence satisfactory to it of the existence and amount of such Lender Hedging Obligations or Cash Management Obligations.

1.8                               Dispositions.  Section 7.5(m) of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

(m)                                     the Disposition of Water Assets, logistics assets and other master limited partnership qualifying assets by Antero or any or its Subsidiaries, including Antero Water (whether pursuant to a Disposition of all, but not less than all, of the Equity Interests of any Subsidiary or otherwise) to any MLP Party in exchange for common and subordinated Equity Interests in Antero Midstream, cash or a combination of such Equity Interests and cash; provided that (i) at the time of such Disposition, no Default shall have occurred and be continuing or would be caused thereby, (ii) on a pro forma basis, the Aggregate Unused Commitment shall not be less than the greater of (A) $200,000,000 and (B) an amount equal to 10% of the Borrowing Base then in effect, and (iii) the Borrower shall be in compliance on a pro forma basis with the covenant in Section 7.12.

1.9                               Notices.  Section 11.01(a)(i) of the Credit Agreement, shall be and it hereby is amended and restated in its entirety as follows:

(i)                                    if to the Borrowers or any other Credit Party, to Antero Resources Corporation, 1615 Wynkoop St., Denver, Colorado 80202, Attention: Glen Warren, President and Chief Financial Officer, Telecopy No. (303) 357-7315;

1.10                        Successors and Assigns.  Section 11.04(b)(ii)(E) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(E)                                      after giving effect to any such Assignment, the Applicable Percentage of any assigning Lender and any assignee Lender shall be equal to the “Applicable Percentage” of such assigning Lender and such assignee Lender, respectively, under and as defined in the Midstream Operating Credit Agreement.  In addition, in the event any Lender is required to assign any or all of its rights and obligations under this Agreement, such Lender shall also be required to assign its rights and obligations under the Midstream Operating Credit Agreement in the corresponding Applicable Percentage.

1.11                        Schedule 1.01.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       Reallocation of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments.  Each of the Administrative Agent and Borrower hereby consents to the reallocation of the Commitments.  On the date this Amendment becomes effective and after giving effect to such reallocation, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the

Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

SECTION 3.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the reallocation of the Commitments contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

3.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.4                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

4.2                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.3                               Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.                                       Miscellaneous.

5.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and
Regional Vice President

RESTRICTED SUBSIDIARIES:

ANTERO MIDSTREAM PARTNERS, LP

By: Antero Resources Midstream Management LLC
Its: General Partner

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

ANTERO MIDSTREAM LLC
(f/k/a Antero Resources Midstream Operating LLC)

By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer and Regional Vice President

SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

SIGNATURE PAGE

MUFG UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:	/s/ Lara Francis
	Name:	Lara Francis
	Title:	Vice President

SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Morris
	Name:	David Morris
	Title:	Senior Vice President

SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masrood Fikree
	Name:	Masrood Fikree
	Title:	Authorized Signatory

SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Relationship Manager

SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Springer
	Name:	John C. Springer
	Title:	Vice President

SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ Remy Riester
	Name:	Remy Riester
	Title:	Authorized Signatory

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Vice President

SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. Colin Warman
	Name:	M. Colin Warman
	Title:	Vice President

SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H Lee
	Name:	Jonathan H Lee
	Title:	Director

SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

SIGNATURE PAGE

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
	Name:	Rhianna Disch
	Title:	Vice President

SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Steven Smith
	Name:	Steven Smith
	Title:	Director #20290

SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Deborah L. Hart
	Name:	Deborah L. Hart
	Title:	Authorized Signatory

SIGNATURE PAGE

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

SIGNATURE PAGE

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	SVP

By:	/s/ Louis McKinley
	Name:	Louis McKinley
	Title:	VP

SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	6.85000000%	$191,800,000.00
Wells Fargo Bank, N.A.	6.85000000%	$191,800,000.00
Credit Agricole Corporate and Investment Bank	6.00000000%	$168,000,000.01
MUFG Union Bank, N.A.	6.00000000%	$168,000,000.01
Citibank, N.A.	6.00000000%	$168,000,000.01
Barclays Bank PLC	6.00000000%	$168,000,000.01
Capital One, National Association	6.00000000%	$168,000,000.01
Toronto Dominion (New York) LLC	3.83333333%	$107,333,333.33
Comerica Bank	3.83333333%	$107,333,333.33
BMO Harris Bank N.A.	3.83333333%	$107,333,333.33
U.S. Bank National Association	3.83333333%	$107,333,333.33
Credit Suisse AG, Cayman Islands Branch	3.83333333%	$107,333,333.33
The Bank of Nova Scotia	3.83333333%	$107,333,333.33
Branch Banking and Trust Company	2.83333333%	$79,333,333.33
Canadian Imperial Bank of Commerce, New York Branch	2.83333333%	$79,333,333.33
KeyBank National Association	2.83333333%	$79,333,333.33
ABN AMRO Capital USA LLC	2.83333333%	$79,333,333.33
PNC Bank, National Association	2.83333333%	$79,333,333.33
Sumitomo Mitsui Banking Corporation	2.83333333%	$79,333,333.33
Fifth Third Bank	2.83333333%	$79,333,333.33
Compass Bank	2.83333333%	$79,333,333.33
HSBC Bank USA, National Association	2.83333333%	$79,333,333.33
Morgan Stanley Bank, N.A.	2.83333333%	$79,333,333.33
SunTrust Bank	2.83333333%	$79,333,333.33
Santander Bank, N.A.	1.66666667%	$46,666,666.67
Guaranty Bank and Trust Company	0.46666667%	$13,066,666.67
TOTAL	100.000000000%	$2,800,000,000.00